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                                                                   EXHIBIT 23

                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included or made a part of this registration statement for Hartford Life Insurance Company Modified
Guaranteed Annuity Contract on Form S-2.


                                                   /s/ Arthur Andersen LLP

Hartford, Connecticut
June 25, 1997